UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2007

Nephros, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number:  001-32288

Delaware	13-3971809
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3960 Broadway, New York, New York 10032
(Address of Principal Executive Offices)
(Zip Code)

(212) 781-5113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On June 28, 2007, Nephros, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Norman J. Barta, President and Chief Executive Officer of the Company.  The Letter Agreement provides the terms of Mr. Barta’s compensation after the expiration of his employment agreement with the Company, as amended, which employment agreement expired on June 30, 2007.  Under the Letter Agreement, Mr. Barta’s employment will continue on an “at will” basis, meaning that his employment with the Company may be terminated by Mr. Barta or the Company at any time for any reason.  Mr. Barta’s annual base salary will be $285,000, consistent with the Company’s payroll practices, and he will continue to receive the benefits and perquisites generally available to the Company’s executives.  The Letter Agreement provides that Mr. Barta will be entitled to receive a bonus equal to 10% of his salary at the time each of the following two milestones is achieved: (1) the completion of the clinical trial of a second hemodiafiltration device in a region where there exists significant market opportunity for the sale of such device; and (2) the first regulatory approval of the second device in such region.

Mr. Barta is also eligible to receive a bonus of one percent of the license fee or technology access fee not tied directly to sales or expressed as a percentage of receipts or by reference to units produced which is paid to the Company with respect to any consummated licensing agreement relating to End Stage Renal Disease therapy machines or dialyzer technology devices, subject to a maximum bonus of $500,000 per license agreement (including renewals and amendments) and an aggregate maximum of $2,000,000.  The Letter Agreement also contains, among other things, provisions imposing on Mr. Barta certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company.

The foregoing does not constitute a complete summary of the terms of the Letter Agreement, which is attached hereto as Exhibit 99.1.  The descriptions of the terms of the Letter Agreement are qualified in their entirety by reference to such exhibit.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1                 Letter Agreement dated June 28, 2007 between Nephros, Inc. and Norman J. Barta.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2007

                                                                              NEPHROS, INC.

                                                                                                 By: /s/ Mark W. Lerner
Mark W. Lerner
Chief Financial Officer
(Principal Financial and Accounting Officer)